J.J. KENNY  DAVID J. BOYLE
65 BROADWAY  ASSISTANT MANAGER
NEW YORK, N.Y. 10006  UNIT INVESTMENT
  TRUST SERVICES

 STANDARD & POOR'S
A Division of the McGraw Hill Companies

Fidelity  January 3, 1996
Capital Markets
World Trade Center
164 Northern Avenue
Boston, Massachusetts 02110
Re: Fidelity Rolling Government Series 1, Short Term Treasury Portfolio

Gentlemen:
Weare enclosing a list of bonds appearing in the portfolio of the above new series.
The offering prices listed herein reflect Kenny S&P Evaluation Services' evaluation of the market value and are in accordance withthe valuation method set forth in the current prospectus, as of the above date.
Very truly yours,

 KENNY S&P EVALUATION SERIVICES
 a division of J.J. Kenny Co. Inc.
 By____________________________
 David Boyle


J.J. KENNY  DAVID J. BOYLE
65 BROADWAY  ASSISTANT MANAGER
NEW YORK, N.Y. 10006  UNIT INVESTMENT
  TRUST SERVICES

 STANDARD & POOR'S
A Division of the McGraw Hill Companies

Fidelity  January 3, 1996
Capital Markets
World Trade Center
164 Northern Avenue
Boston, Massachusetts 02110
Re: Fidelity Laddered Government Series 1, Short Term Treasury Portfolio

Gentlemen:
We are enclosing a list of bonds appearing in the portfolio of the above new series.
The offering prices listed herein reflect Kenny S&P Evaluation Services' evaluation of the market value and are in accordance with the valuation method set forth in the current prospectus, as of the above date.
Very truly yours,

 KENNY S&P EVALUATION SERVICES
 a division of J.J. Kenny Co. Inc.
 By____________________________
 David Boyle


JJ. KENNY  FRANK A. CICCOTTO JR.E
65 BROADWAY  VICE PRESIDENT
NEW YORK, N.Y. 10006  TAX EXEMPT EVALUATIONS

 STANDARD & POOR'S
A Division of the McGraw Hill Companies

Fidelity  January 3, 1996
Capital Markets
World Trade Center
164 Northern Avenue
Boston, Massachusetts 02110
Re: Fidelity Laddered Government Series 2, Short?Intermediate Term Treasury Portfolio

Gentlemen:
We have examined the Registration Statement File No. 33-62243 for the above captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc, is currently acting as the evaluator for the trust. We Hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J., Kenny Co., Inc as evaluator.
tIn addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database as of the date of the evaluation report.
You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.
Very truly yours,
 Frank A. Ciccotto Jr.